UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

CATCHMARK TIMBER TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2650

Atlanta, GA 30328

(Address of Principal Executive Offices) (Zip code)

(855) 858-9794

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value Per Share	CTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 6, 2022, CatchMark Timber Trust, Inc. (“CatchMark”) issued a press release announcing the recommendations of the independent proxy advisory firms Glass, Lewis & Co. and Institutional Shareholder Services Inc. with respect to the proposed merger of CatchMark with PotlatchDeltic Corporation (“PotlatchDeltic”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Important Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed merger transaction involving PotlatchDeltic and CatchMark. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, PotlatchDeltic filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that was declared effective on August 10, 2022 that constitutes a prospectus of PotlatchDeltic and a proxy statement of CatchMark. CatchMark filed the proxy statement/prospectus with the SEC on August 10, 2022 and mailed it to its stockholders commencing August 12, 2022. The proxy statement/prospectus related to the proposed merger contains important information about PotlatchDeltic, CatchMark, the proposed transaction and related matters. Investors are urged to carefully read the proxy statement/prospectus and other documents filed or to be filed with the SEC (or incorporated by reference into the proxy statement/prospectus) in connection with the proposed merger. Investors may obtain free copies of the proxy statement/prospectus and other documents through the website maintained by the SEC at www.sec.gov. In addition, investors are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on PotlatchDeltic’s website at www.potlatchdeltic.com (which website is not incorporated herein by reference), for documents filed with the SEC by PotlatchDeltic, or on CatchMark’s website at www.catchmark.com (which website is not incorporated herein by reference), for documents filed with the SEC by CatchMark.

Participants in the Solicitation

PotlatchDeltic and CatchMark and their respective directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of CatchMark in connection with the proposed merger transaction. Certain information about the directors and executive officers of PotlatchDeltic is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 17, 2022, its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 29, 2022, and the proxy statement/prospectus filed with the SEC on August 10, 2022. Certain information about the directors and executive officers of CatchMark is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 3, 2022, its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 15, 2022, and the proxy statement/prospectus filed with the SEC on August 10, 2022. You can obtain free copies of these documents from PotlatchDeltic and CatchMark as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of CatchMark Timber Trust, Inc. dated September 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHMARK TIMBER TRUST, INC. (Registrant)

Date: September 6, 2022	By:	/s/ Lesley H. Solomon
Lesley H. Solomon
General Counsel and Secretary